SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of report (Date of earliest event reported): May 4, 2009

                        Biggest Little Investments L.P.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
--------------------------    ----------------------    ---------------------
(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



  3650 S. Virginia St., Unit K2
          Reno, Nevada                                           89502
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(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
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             (Registrant's telephone number, including area code)


             ---------------------------------------------------
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))



ITEM 8.01 ? Other Events.

     On April 13, 2009, Biggest Little Investments, L.P. (the "Partnership"), filed a Current Report on Form 8-K, announcing that the tender offer (the "Offer") commenced by Ben Farahi on January 30, 2009 for an aggregate of up to 25,000 units of limited partnership interest (the "Units") of the Partnership at a price of $110 per Unit had expired, and that the Offer resulted in the tender by limited partners, and purchase by Mr. Farahi, of 3,415 Units.

     This amended Form 8-K is being filed for the purpose of correcting the total number of Units tendered pursuant to the Offer, which had inadvertently been incorrectly reported on Form 8-K on April 13, 2009. The correct total number of Units tendered pursuant to the Offer is 3,375.















































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 4th day of May, 2009.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
                                     -------------------
                                              Ben Farahi
                                              Manager












































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